UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2011
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NATIVE AMERICAN ENERGY GROUP, INC.
(Exact name of registrant as specified in its charter)

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Delaware	0-54088	65-0777304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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108-18 Queens Blvd Suite 901
Forest Hills  NY  11375
(Address of principal executive offices, including zip code)

(718) 408-2323
 (Registrant’s telephone number, including area code)
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Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously reported in a current report on Form 8-K originally filed with the Securities and Exchange Commission (“SEC”) on June 6, 2011 (the “Original Form 8-K”), Native American Energy Group, Inc. (the “Company”) adopted the Company’s 2011 Equity Incentive Plan (the “2011 Equity Incentive Plan”).

On June 8, 2011, the Board of Directors of the Corporation terminated, in whole, all Stock Awards previously issued in the Original Form 8-K on June 6, 2011, therefore all such Stock Awards shall revert to the Share Reserve and again become available for issuance under the Plan.

Native American Energy Group, Inc. redacted the text in the Original Form 8-K underneath, and including, the heading “Grant of Options under the 2011 Equity Incentive Plan,” describing the Company’s issuance of incentive stock options to the Company’s employees.

This amendment on Form 8-K/A amends and restates Item 5.02 appearing in the Original 8-K filed with the Securities and Exchange Commission (“SEC”) on June 6, 201 in its entirety. Except as so specifically amended and restated, the Original 8-K shall not be deemed to have been modified by the filing of this amendment on Form 8-K/A.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2011 Equity Incentive Plan

Effective June 6, 2011, the Board of Directors of Native American Energy Group, Inc. (the “Company”) adopted the Company’s 2011 Equity Incentive Plan (the “2011 Equity Incentive Plan”). The purposes of the 2011 Equity Incentive Plan are to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group for positions of substantial responsibility and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

The 2011 Equity Incentive Plan provides for the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Bonuses, Restricted Stock and Restricted Stock Units to employees, directors and consultants of the Company and its affiliates to purchase up to an aggregate of 20,000,000 shares of Common Stock.

The 2011 Equity Incentive Plan is administered by the Company’s Board of Directors which has the authority to determine the specific terms and conditions of all awards granted under the 2011 Equity Incentive Plan, including, without limitation, the number of shares subject to each award, the price to be paid for the shares and the applicable vesting criteria. The administrator has discretion to make all other determinations necessary or advisable for the administration of the 2011 Equity Incentive Plan.

Incentive stock options granted under the 2011 Equity Incentive Plan are those intended to qualify as “incentive stock options” as defined under Section 422 of the Internal Revenue Code. However, in order to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code, the 2011 Equity Incentive Plan must be approved by the shareholders of the Company within 12 months of its adoption. The 2011 Equity Incentive Plan has not been approved by the Company’s shareholders. Non-qualified stock options granted under the 2011 Equity Incentive Plan are option grants that do not qualify as incentive stock options under Section 422 of the Internal Revenue Code.

The above description of the 2011 Equity Incentive Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2011 Equity Incentive Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Description

10.1	2011 Equity Incentive Plan. (incorporated by reference to the Original 8-K filed with the SEC on June 6, 2011)

10.2	Form of 2011 Equity Incentive Plan Stock Option Agreement. (incorporated by reference to the Original 8-K filed with the SEC on June 6, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIVE AMERICAN ENERGY GROUP, INC.
Dated: June 8, 2011	By:	/s/ Joseph G. D’Arrigo
Joseph G. D’Arrigo Chief Executive Officer

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